UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 13, 2011

CHINA DU KANG CO., LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-157281	90-0531621
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
Town of Dukang, Baishui County, Shaanxi province, China
A-28,Van Metropolis,#35 Tangyan Road,
Xi'an, Shaanxi, PRC

,710065
(Zip Code)

8629-88330106-822
Registrant's telephone number, including area code

N/A
 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

CHINA DU KANG CO., LTD.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On management’s recommendation and in consultation with Keith H. Zhen, CPA (“Zhen”), our independent registered public accounting firm, we concluded on December 28, 2010 that the financial statements for the fiscal year ended December 31, 2009, as presented in our Annual Report on Form 10-K, should no longer be relied upon due to the accounting issues set forth below.

The accounting issues relate to the following acquisition. On March 4, 2002, Baishui Dukang signed a lease agreement with Shaanxi Sanjiu Dukang Liquor Production Co., Ltd ("Sanjiu"), pursuant to which Baishui Dukang agreed to lease the liquor production facility of Sanjiu, including all the fixed assets and the piece of land that the fixed assets attached, for a period of 20 years, which was latterly extended to 30 year. On February 3, 2005, Sanjiu was acquired by Shannxi Baishui Dukang Liquor Development Co., Ltd, a related party of the Company. On April 30, 2005, Baishui Dukang signed a complementary lease agreement with Shannxi Baishui Dukang Liquor Development Co., Ltd, pursuant to which Baishui Dukang agreed to continue to lease the liquor production facility for the rest of the original 30-year period. Baishui Dukang also agreed to pay $362,450 (RMB 3,000,000) to continue the lease and to absorb the pension and unemployment insurance expenses of Sanjiu's original employees. The $362,450 (RMB 3,000,000) was paid directly to the local government. The remaining payments were to be made directly to the governmental authority to satisfy all of the pension and unemployment insurance payments that were required in connection with the Sanjui employees. Since May 2005, all payments have been made directly to the China Social Security Administration.

In considering FASB ASC 810-10-25 (FIN 46R) management has determined that the Company should have consolidated Sanjiu we undertook the 30-year lease and assumed the pension obligations for Sanjiu's employees.Because Sanjiu had ceased operation when we executed the lease agreement in 2002, we will consolidate the assets leased and the lease payment obligation (including the payments that were to be made directly to the China Social Security Administration to satisfy all of the pension and unemployment insurance payments that were required in connection with the Sanjui employees) in our balance sheet.

Accordingly, the Company will restate its financial statements for the fiscal years ended December 31, 2009 and 2008, and the Form 10-Q for the interim period ending March 31, 2010, by disclosing the effect of these accounting issues in an amended Form 10-K for the fiscal years ended December 31, 2009 and 2008 and an amended Form 10-Q for the interim period ending march 31, 2010.

Our Board of Directors and executive officers have discussed the above matters with Zhen.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2011

China Du Kang Co. LTD.

/s/ Wang Yong Sheng
By:Wang Yong Sheng
Title: President & CEO, Director

China Du Kang Co. LTD.

/s/ Liu Su Ying
By: Liu Su Ying
Title: Chief Financial Officer,